Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2017 through December 2017 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC was initially asked to perform a sample review on a total of 8,336 seasoned mortgage loans acquired through four securitization collapses. Collapse 21 had an original population totaling 2,421 seasoned mortgage loans (the “Collapse 21 Initial Population”), Collapse 22 had an original population totaling 2,883 seasoned mortgage loans (the “Collapse 22 Initial Population”), Collapse 22.1 had an original population totaling 338 seasoned mortgage loans (the “Collapse 22.1 Initial Population”) and Collapse 23 had an original population totaling 2,694 seasoned mortgage loans (the “Collapse 23 Initial Population”; together with the Collapse 21 Initial Population, the Collapse 22 Initial Population and the Collapse 22.1 Initial Population, the “Initial Population”). Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.). After taking into account the factors listed above, the potential securitization population for Collapse 21 originally consisted of 2,404 seasoned mortgage loans (the “Collapse 21 Potential Securitization Population”), the potential securitization population for Collapse 22 originally consisted of 2,867 seasoned mortgage loans (the “Collapse 22 Potential Securitization Population”), the potential securitization population for Collapse 22.1 originally consisted of 338 seasoned mortgage loans (the “Collapse 22.1 Potential Securitization Population”) and the potential securitization population for Collapse 23 originally consisted of 2,692 seasoned mortgage loans (the “Collapse 23 Potential Securitization Population”; together with the Collapse 21 Potential Securitization Population, the Collapse 22 Potential Securitization Population and the Collapse 22.1 Potential Securitization Population, the “Potential Securitization Population”). The total Potential Securitization Population from all four collapses totaled 8,301 seasoned mortgage loans.

Subsequently, the securitization population was finalized with a total of 7,925 mortgage loans (the “Final Securitization Population”) through reduction of 376 seasoned mortgage loans from the Potential Securitization Population for various reasons. The reductions consisted of 154 seasoned mortgage loans from the Collapse 21 Potential Securitization Population, 201 seasoned mortgage loans from the Collapse 22 Potential Securitization Population, 20 seasoned mortgage loans from the Collapse 22.1 Potential Securitization Population, and 1 seasoned mortgage loan from the Collapse 23 Potential Securitization Population. Please see “Compliance Reviews” below for additional detail.

Within the Final Securitization Population, AMC reviewed a total of 2,736 unique mortgage loans as follows: Compliance Review (2,736 mortgage loans), Title Review (1,381 mortgage loans), Data Integrity Review (549 mortgage loans), Pay History Review (539 mortgage loans), and Collection Comments Review (9 mortgage loans).

Compliance Reviews 2,736 Mortgage Loans in the Final Securitization Population):

From loans that ended up within the Final Securitization Population, AMC selections originally started a random sample of 544 mortgage loans for review and an additional population of 1,097 mortgage loans were added to the Compliance Review sample which consisted of (i) 696 re-performing mortgage loans, (ii) 226 Texas mortgage loans that were previously non-performing, (iii) 138 mortgage loans that were modified in the 13-24 months prior to the Review, (iv) 33 state specific mortgage loans, and (v) 4 mortgage loans that were previously non-performing loans. These additions increased the relevant Compliance Review population to 1,641 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 1,094 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of 895 mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population and 199 HOEPA mortgage loans. This addition increased the total mortgage loans subject to the Compliance Review to 2,735 mortgage loans which represented approximately 34.51% of the Final Securitization

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Population. Subsequent to the completion of the loan files reviewed in the Initial Compliance Review Population and the Subsequent Compliance Review Population, one (1) mortgage loan was added to the Potential Securitization Population which had previously been reviewed by AMC. This one (1) mortgage loan increased the Compliance Review population to 2,736 mortgage loans or 34.52% of Final Securitization Population.

Title Lien Alert Reviews (1,381 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,381 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Data Integrity Review (549 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 549 mortgage loans in the Final Securitization Population.

Pay History Review (539 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 539 mortgage loans in the Final Securitization Population.

Collection Comment Review (9 Mortgage Loan in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 9 mortgage loans in the Final Securitization Population.

Home Data Index Ordering (7,868 Mortgage Loans in the Final Securitization Population)

Home Data Index (“HDI”) values were ordered by the Client on 7,868 mortgage loans in the Final Securitization Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 7,925 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	7,925
Compliance Population	2,736	34.52%
Title Population	1,381	17.34%
Pay History Population	539	6.80%
Data Integrity Population	549	6.93%
Collection Comment Population	9	0.11%

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria listed below.

Identity of NRSRO	Title and Date of Criteria
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar Credit Ratings, LLC	Morningstar Due Diligence Mapping for 15E
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Revised U.S. Residential Mortgage Input File Format, Glossary, and Appendix To The Glossary For LEVELS Version 7.43 – June 1, 2015 and “Incorporating Third Party Due Diligence into the US RMBS Rating Process dated March 12, 2012

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Identity of NRSRO	Title and Date of Criteria
Standard & Poor’s Rating Services, a Standard & Poor’s Financial Service LLC business	Methodology For Seasoned Loans In; U.S. RMBS Transactions, April 30, 2010

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

# of Units	Coborrower Last Name	Maturity Date	Original Term
Amortization Term	Contract Sales Price	Note Date	Other Financing - Lien Position 2 - Current Balance
Amortization Type	Doc Type	Occupancy	Property Type
Balloon Flag	First Payment Date	Original CLTV	Purpose
Borrower First Name	Interest Only	Original Interest Rate	Refi Purpose
Borrower Last Name	Interest Only Period	Original Loan Amount	State
City	Lien Position	Original LTV	Street
Coborrower First Name	LTV Valuation Value	Original P&I	Zip

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

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AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

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iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

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Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above. With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 2,736 mortgage loans, (ii) a Pay History Review on 539 mortgage loans, (iii) a Data Integrity Review on 549 mortgage loans, and (iv) a Collection Comment Review on 9 mortgage loan. AMC also ordered and reviewed a lien search on 1,381 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 2,736 mortgage loans, 2,547 mortgage loans (approximately 93.09%) had exceptions with 394 mortgage loans (approximately 14.40%) retaining rating agency grades of “C/RC” or “D/RD” and 2,153 mortgage loans (approximately 78.69%) retaining a grade of “B / RB”. The remaining 189 mortgage loans (approximately 6.91%) are rating agency grade “A/RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	Moodys & Morningstar #	Moodys & Morningstar %*	S&P #	S&P %*
A / RA	189	6.91%	189	6.91%
B / RB	2,153	78.69%	2,153	78.69%
C / RC	175	6.40%	96	3.51%
D / RD	219	8.00%	298	10.89%

*May not add to 100% due to rounding

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COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade in the Compliance Review. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade.

Exception Type	Exception Level Grade	Exception Category	Excpetion Total
Compliance	D	Incomplete File	4
		Missing, Incorrect, or Incomplete HUD-1	219
		Missing, Incorrect, or Incomplete Note	11
		Total Compliance Grade (D) Exceptions:	234
	C	Compliance	2
		Loan Package Documentation	1
		Misc. State Level	4
		Missing Required Data	19
		Missing, Incorrect, or Incomplete HUD-1	10
		State Defect	499
		Total Compliance Grade (C) Exceptions:	535
	B	Compliance	546
		FACTA	17
		FHA	10
		Final TIL Estimated	10
		GSE	1
		LTV	588
		Misc. State Level	296
		Missing Application Date	2,366
		Missing Document	1
		Missing Non-Required Data	142
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		Missing, Incorrect, or Incomplete Final TIL	1,832
		RESPA	117
		State Defect	75
		TILA	2,487
		Total Compliance Grade (B) Exceptions:	8,490
Grand Total:			9,262

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DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 549 mortgage loans included within the Data Integrity population, 35 unique mortgage loans (6.38%) had data integrity variances. Some variances such as zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by AMC. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Label	Loans With Discrepancy	Total Times Compared	% Discrepancy
# of Units	9	549	1.64%
City	7	548	1.28%
LTV Valuation Value	6	548	1.09%
Occupancy	4	548	0.73%
Refi Purpose	4	280	1.43%
Zip	3	548	0.55%
Balloon Flag	2	549	0.36%
First Payment Date	2	548	0.36%
Amortization Term	1	540	0.19%
Amortization Type	1	548	0.18%
Lien Position	1	548	0.18%
Maturity Date	1	548	0.18%
Original Interest Rate	1	548	0.18%
Original Loan Amount	1	548	0.18%
Original Term	1	548	0.18%
Purpose	1	548	0.18%
Borrower First Name	0	136	0.00%
Borrower Last Name	0	136	0.00%
Coborrower First Name	0	49	0.00%
Coborrower Last Name	0	49	0.00%
Contract Sales Price	0	264	0.00%
Doc Type	0	549	0.00%
Interest Only	0	133	0.00%
Interest Only Period	0	1	0.00%
Note Date	0	548	0.00%
Original CLTV	0	545	0.00%
Original LTV	0	545	0.00%
Original P&I	0	547	0.00%
Other Financing - Lien Position 2 - Current Balance	0	6	0.00%
Property Type	0	549	0.00%
State	0	548	0.00%
Street	0	548	0.00%
Total	45	13,647	0.33%

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

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PAY HISTORY REVIEW SUMMARY

For the 539 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of August 31, 2017 on 207 mortgage loans, September 29/30, 2017 on 220 mortgage loans and October 31, 2017 on 112 mortgage loans. Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population.

Within this population, 433 mortgage loans (approximately 80.33%) had no delinquencies during the look back period; however, only 392 mortgage loans (approximately 72.73%) had complete payment history data. Each of the remaining 41 mortgage loans (approximately 7.61%) had at least one-month missing during the look back period. The remaining 106 mortgage loans were comprised of three (3) categories as follows: 98 mortgage loans (approximately 18.18%) had complete payment history data and exhibited at least one delinquency during the lookback period,7 mortgage loans (approximately 1.30%) were missing at least one month of payment history data but still exhibited at least one delinquency during the lookback period, and 1 loan (0.19%) did not have any pay history provided.

Category	# of Mortgage Loans	% of Mortgage Loans*
No Delinquency, No Missing Data	392	72.73%
No Delinquency, At Least One Month Missing	41	7.61%
Delinquency, No Missing Data	98	18.18%
Delinquency, At Least One Missing Month	7	1.30%
Missing Entire History	1	0.19%

COLLECTION COMMENT REVIEW SUMMARY

For the nine (9) mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer. The status date of the comments was September 1, 2017 on 1 mortgage loan and August 31, 2017 on 8 mortgage loans. At the time of AMC’s review, the current status of the mortgage loans was noted as delinquent on 7 mortgage loans, performing on 1 mortgage loan and 1 mortgage loan was in bankruptcy.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 1,381 mortgage loans which showed 647 mortgage loans were in first lien position. This review was unable to confirm the lien position on 734 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined from this initial report. From those searches a total of 680 mortgage loans were confirmed to be in first lien position. For the remaining 54 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position on 53 loans. AMC was unable to confirm the lien position on 1 mortgage loans.

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ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Fixed	2,031	74.23%	$275,508,218.10	76.97%
Adjustable	695	25.40%	$82,424,374.25	23.03%
Unknown	10	0.37%	$0.00	0.00%
Total	2,736	100.00%	$357,932,592.35	100.00%

Lien Position	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
1	2,726	99.63%	$357,932,592.35	100.00%
Unknown	10	0.37%	$0.00	0.00%
Total	2,736	100.00%	$357,932,592.35	100.00%

Loan Purpose	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Other-than-first-time Home Purchase	748	27.34%	$95,141,879.80	26.58%
Cash Out: Other/Multi-purpose/Unknown Purpose	595	21.75%	$81,849,134.00	22.87%
Cash Out: Debt Consolidation	593	21.67%	$72,385,293.30	20.22%
Rate/Term Refinance	410	14.99%	$60,221,080.00	16.82%
First Time Home Purchase	358	13.08%	$44,988,792.25	12.57%
Unavailable	20	0.73%	$1,391,013.00	0.39%
Cash Out: Home Improvement/Renovation	9	0.33%	$1,151,450.00	0.32%
Construction to Permanent	3	0.11%	$803,950.00	0.22%
Total	2,736	100.00%	$357,932,592.35	100.00%

Original Term	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
0-120 Months	1	0.04%	$138,000.00	0.04%
121-180 Months	215	7.86%	$22,818,339.00	6.38%
181-240 Months	54	1.97%	$4,971,761.00	1.39%
241-360 Months	2,454	89.69%	$329,873,793.35	92.16%
Unknown	12	0.44%	$130,699.00	0.04%
Total	2,736	100.00%	$357,932,592.35	100.00%

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Property Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Single Family Detached	2,127	77.74%	$261,023,961.35	72.93%
PUD	279	10.20%	$48,504,101.00	13.55%
Condo, Low Rise	92	3.36%	$10,050,191.00	2.81%
2 Family	91	3.33%	$20,663,551.00	5.77%
Single-wide Manufactured Housing	60	2.19%	$4,237,231.00	1.18%
1 Family Attached	33	1.21%	$3,781,022.00	1.06%
3 Family	17	0.62%	$4,961,950.00	1.39%
Townhouse	14	0.51%	$919,087.00	0.26%
Other	10	0.37%	$1,183,898.00	0.33%
4 Family	8	0.29%	$1,878,000.00	0.52%
Condo, High Rise	2	0.07%	$559,000.00	0.16%
Unavailable	2	0.07%	$138,400.00	0.04%
Co-op	1	0.04%	$32,200.00	0.01%
Total	2,736	100.00%	$357,932,592.35	100.00%

Occupancy	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Primary	2,507	91.63%	$332,146,293.35	92.80%
Investment	186	6.80%	$16,584,634.00	4.63%
Second Home	28	1.02%	$8,534,296.00	2.38%
Unknown	15	0.55%	$667,369.00	0.19%
Total	2,736	100.00%	$357,932,592.35	100.00%

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